SUPPLEMENT DATED OCTOBER 30, 2006, TO

MAY 1, 2006 PROSPECTUS FOR

CENTURY II VARIABLE UNIVERSAL LIFE

ISSUED BY

KANSAS CITY LIFE INSURANCE COMPANY

AND ITS

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

This supplement describes the addition of the Acceleration of Death Proceeds Rider (ADP) and the Accelerated Death Benefit Rider/Terminal Illness Rider (TIR) as optional benefits to your variable life insurance contract (the "Contract") issued by Kansas City Life Insurance Company ("we"). This supplement also provides more information about another optional benefit, the Accelerated Death Benefit/Living Benefits Rider (LBR), that currently is offered in your Contract.

The following information has been added after "Accelerated Death Benefit/Living Benefits Rider" in the section "Summary Of The Contract - Contract Benefits - Supplemental Benefits," of your prospectus:

•	Acceleration of Death Proceeds Rider
•	Accelerated Death Benefit/ Terminal Illness Rider

The following information has been added after "Accelerated Death Benefit/Living Benefits Rider" in the subsection "Periodic Charges Other Than Portfolio Operation Expenses" under "Fee Table" in your prospectus:

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Acceleration of Death Proceeds Rider[1]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.03 - $15.00 per $1000 of rider coverage amount per month	$0.01 - $8.25 per $1,000 of rider coverage amount per month
Charge for a 42 year-old male Preferred Non-Smoker and a Contract with a $400,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.11 per $1,000 of rider coverage amount per month	$0.04 per $1,000 of rider coverage amount per month
Accelerated Death Benefit/Living Benefits Rider	On payment of the Accelerated Death Benefit	$250 processing fee	Not applicable
Accelerated Death Benefit/ Terminal Illness Rider [2]

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
On payment of the Accelerated Death Benefit

$200 processing fee, the interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

The interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

1 For an example of how the rider will work, see “Supplemental and/or Rider Benefits – Acceleration of Death Proceeds Rider (ADP).”

2 For an example of how the rider will work, see “Supplemental and/or Rider Benefits – Acceleration of Death Benefit/Terminal Illness Rider (TIR).”

The bullet point "Accelerated Death Benefit/Living Benefits Rider" in the subsection "Supplemental and/or Rider Charges" under "Charges and Deductions" in your prospectus is replaced with the following:

•	Accelerated Death Benefit/Living Benefits Rider. We assess a $250 processing fee. We may waive this fee.

The following information has been added after "Accelerated Death Benefit/Living Benefits Rider" in the subsection "Supplemental and/or Rider Benefit Charges" under "Charges and Deductions" in your prospectus:

•	Acceleration of Death Proceeds Rider. We assess a monthly charge per $1,000 of rider coverage amount.
•

Accelerated Death Benefit/Terminal Illness Rider. We deduct a $200 processing fee and an interest charge from the accelerated death benefit payment. We currently do not charge the $200 processing fee. We also will deduct a loan repayment amount from the accelerated death benefit payment.

The following information replaces the disclosure in the subsection "Accelerated Death Benefit/Living Benefits Rider (LBR)" under "Supplemental and/or Rider Benefits" in your prospectus:

Accelerated Death Benefit/Living Benefits Rider (LBR)

Issue Ages: No restrictions

This rider provides you with the opportunity to receive an accelerated payment of all or part of the Contract’s Death Benefit (adjusted to reflect present value and a processing fee). The rider provides two accelerated payment options:

•

Terminal Illness Option. This option will be available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less. When satisfactory evidence is provided, which includes a certification by a licensed physician, we will provide an accelerated payment of the portion of the Death Benefit you select as an Accelerated Death Benefit. For each $1,000 of benefit base, the monthly payment will be at least $85.21, which assumes annual interest of 5%. You may elect to receive monthly payments or a single lump sum payment of equivalent value. If the Insured dies before we have made all the payments, we will pay the Beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.

•	Nursing Home Option. This option will be available if:
•	the Insured is receiving care in an eligible nursing home and has received such care continuously for the preceding six months; and
•	we receive certification by a licensed physician that the Insured is expected to remain in the nursing home until death.

An eligible nursing home is an institution or special nursing unit of a hospital which meets at least one of the following requirements:

•	Medicare approved as a provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all the requirements listed below:
o	licensed as a nursing home by the state in which it is located;
o	main function is to provide skilled, intermediate, or custodial nursing care;
o	engaged in providing continuous room and board accommodations to 3 or more persons;
o	under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);
o	maintains a daily medical record of each patient; and
o	maintains control and records for all medications dispensed.

Institutions which primarily provide residential facilities do not qualify as eligible nursing homes.

For each $1,000 of benefit base, the monthly payment will be at least the minimum amount shown in the table below:

Attained Age of Insured	Payment Period In Years	Minimum Monthly Payment for each $1,000 of Benefit Base
64 and under	10	$10.50
65-67	8	$12.56
68-70	7	$14.02
71-73	6	$15.99
74-77	5	$18.74
78 – 81	4	$22.89

82 – 86	3	$29.80
87 and over	2	$43.64

With our consent, you may elect a longer payment period than shown in the table. If you do, we will reduce the monthly payments so that the present value of the monthly payments for the longer period is equal to the present value of the payments for the period shown in the table, calculated at an annual interest rate of at least 5%. We reserve the right to set a maximum monthly benefit of $5,000. If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.

Available Proceeds. The available death benefit proceeds is the amount of proceeds available to be paid out under this rider. That amount is equal to the Death Benefit Proceeds payable under the Contract at the death of the Insured, adjusted for any Contract indebtedness. The amount excludes any term insurance from supplementary benefits or riders. You may elect to use all or part of your available death benefit proceeds under this rider, so long as the remaining available proceeds under your Contract equal at least $25,000. We reserve the right to limit the amount of available death benefit proceeds you place under this rider to $50,000.

We use the amount of available proceeds you elect to place under this rider to determine the benefit base. The benefit base is the value we use to calculate the monthly benefit payable. We will adjust the benefit base to account for a reduced life expectancy that recognizes the Insured’s eligibility for the benefit. In addition, we will consider, when applicable: (i) expected future premiums; (ii) continued reduction in guaranteed charges; (iii) continued payment of any excess interest credited on values; and (iv) an expense charge of up to $250 for payment of the accelerated death benefit proceeds (we may waive this charge). The benefit base for monthly payments under the rider will at least equal the Cash Surrender Value of the Contract multiplied by the percentage of available proceeds placed under the option of the Accelerated Death Benefit/Living Benefits rider you elect.

Effect on your Contract. If you use only a portion of your available proceeds under the rider, your Contract will remain in force. We will reduce premiums, values, and the amount of insurance in the same proportion as the reduction in available proceeds. Term insurance amounts provided by the supplement benefits or riders will not be affected.

If you use all of your available proceeds under this rider, all other benefits under the Contract based on the Insured’s life will end.

Conditions. Your right to receive payment under the terminal illness option or the nursing home option is conditioned on the following:

•	your Contract must be in force and not have entered the Contract's grace period;
•	you must elect this option in writing in a form that meets our requirements;
•	your Contract cannot be assigned except to us as security for a loan; and
•	we may require you to send us the Contract.

You are not eligible for this benefit if you are required by law to exercise this option (i) to satisfy the claims of creditors, whether in bankruptcy or otherwise, or (ii) to apply for, obtain, or retain a government benefit or entitlement.

Termination. This rider terminates the earliest of:

•	the date the Contract terminates for any reason;

•	the date you cancel this rider;
•	the date your Contract matures; or
•	the date you exercise a Paid-up Insurance benefit option, if any, in the Contract.

You may elect either the Accelerated Death Benefit/Living Benefits Rider or the Acceleration of Death Proceeds rider, but not both riders.

The following information has been added after "Accelerated Death Benefit/Living Benefits Rider (LBR)" under "Supplemental and/or Rider Benefits" in your prospectus:

Acceleration of Death Proceeds Rider (ADP)

Issue Ages: 20 – 70

This rider provides for payment of a portion of the Contract Death Proceeds Benefit prior to the death of the Insured. In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for the ADP rider. The rider benefit is available to be paid to the Owner if the Insured qualifies for benefits under either, or both, of 2 triggers: (1) a confinement trigger that requires treatment in a qualified long term care facility continuously for 90 days, or (2) a chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL) continuously for 90 days and requires the Insured to qualify as receiving care as defined in the ADP rider. Payments may be made under both triggers concurrently if the Insured qualifies under both triggers.

More specifically, you may elect the confinement trigger if:

A.

the Insured is currently, and has been continuously for the preceding 90 days, confined in an eligible nursing home. The term "confined" requires that the Insured be residing in and receiving care in the eligible nursing home. An "eligible nursing home" is an institution or special nursing unit of a hospital that meets at least one of the following requirements:

1)	approved as a Medicare provider of skilled nursing care services;
2)	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
3)	meets all of the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled or intermediate nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse or licensed practical nurse;
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.

Institutions that primarily provide residential facilities do not qualify as Eligible Nursing Homes; and

B.	the Insured’s confinement must be due to medical reasons that are verified by a licensed physician, as defined in the ADP rider.

You may elect the chronic trigger if the Insured has been certified within the last 12 months as having a condition resulting in:

•	being permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living due to a loss of functional capacity; or
•	requiring substantial supervision to protect such Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ADP rider.

To qualify for a chronic condition, the Insured must be receiving health care assistance, as defined in the ADP rider, at least two times a week.

The activities of daily living are:

•	Bathing – Washing oneself by sponge bath or in either a tub or shower, including the task of getting into and out of the tub or shower.
•

Continence – The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

•	Dressing – Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
•	Eating – Feeding oneself by getting food into the body from a receptacle or by a feeding tube or intravenously.
•	Toileting – Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
•	Transferring – Moving into or out of a bed, chair or wheelchair.

There are five conditions associated with your right to receive payment under the ADP rider. First, you must elect a trigger in writing and provide initial and ongoing evidence of qualification in a form acceptable to us. Acceptable forms include copies of physician medical records and all recent hospitalizations records supporting the diagnosis of your medical condition. Second, your Contract must be in force and not be in the grace period. Third, we must receive the approval of any assignee or irrevocable beneficiary under your Contract. Fourth, we have the right to seek a second medical opinion as to a chronic condition the Insured may have or the medical necessity of nursing home confinement. We will pay for any second medical opinion we seek. Fifth, we will only make the accelerated death benefit proceeds available to you on a voluntary basis. Accordingly, you are not eligible for this benefit if (i) you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, and (ii) you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

You may elect to receive benefit payments monthly or in a lump sum.

The monthly benefit payment and lump sum payable for each trigger are set at issue and shown on the contract data page. These amounts are the maximum payout amounts when the Insured qualifies for benefits. The Benefit Base is shown on the contract data page and is the maximum total payout amount for this rider. The Benefit Base, however, may not cover all of the Insured’s long-term expenses during the payout period. Please note that the total accelerated death benefits payable under all contracts or riders on the life a single insured can never exceed $350,000 regardless of the number or sizes of the contracts or riders in force. In addition to the ADP rider, riders that pay accelerated death benefits include the Accelerated Death Benefit/Terminal Illness Rider and the Accelerated Death Benefit/Living Benefits Rider.

Changes in your Contract’s Specified Amount may affect the Benefit Base. If you reduce your Specified Amount while the rider is in force, we may reduce the Benefit Base under the ADP rider. Automatic periodic increases in Specified Amount will increase the Benefit Base by the same percentage as the increase in the Specified Amount, up to maximum Benefit Base. The Benefit Base cannot exceed 90% of your Contract’s Specified Amount.

We will assess a monthly charge for the ADP rider. The cost of insurance rates for the ADP rider will not exceed the rates shown in the Table of Guaranteed Maximum Monthly Cost of Acceleration of Death Proceeds Rates per $1,000 found in the rider. The cost of insurance rate multiplied by the Benefit

Base divided by the Specified Amount of the Contract is added to the Insured’s cost of insurance rate for the Contract. The cost of insurance rates for the ADP rider vary based on the Insured’s age, gender, and risk class, the number of completed Contract years, and Specified Amount. We will continue to assess the monthly charge for the ADP rider during any period we make benefit payments under the rider.

If you elect the ADP rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Contract Value to pay the rider charges. You should consult a tax adviser with respect to these charges.

This rider has an elimination period. That is, both the confinement and the chronic condition triggers require the corresponding condition to be met for 90 continuous days before monthly benefit payments will be made. After the elimination period and the requirements of the rider have been satisfied, monthly benefit payments can begin or the lump sum payment may be elected. If the Death Benefit option on your Contract is Option B when benefits become payable, we will automatically change the Death Benefit Option to Option A. The new Option A Specified Amount will be the Specified Amount as described in the Contract’s option change provision. The ADP rider will not cover the Insured’s expenses during the elimination period.

If your Contract has an outstanding loan balance at the time benefits are paid, we will deduct a portion from the benefit payment to reduce the loan balance. We consider the amount deducted from the benefit payment to be applied to the loan to be part of the benefit payment.

The monthly benefit payments will stop at the request of the Owner, when the Insured is no longer eligible to receive benefits under this rider, the date the maximum accelerated benefit amount is paid, the date the Contract terminates or matures, or the date you exercise a Paid-up Insurance Benefit option, if any, in the Contract.

A permanent lien will be placed on the Contract when benefits are paid. The lien equals the total of the accelerated death benefit payments made, including any amounts used to repay a Contract loan. On the date the lien is exercised, we will reduce (i) the Specified Amount by the amount of the lien, (ii) your Contract Value by an amount equal to the lien multiplied by the ratio of Contract Value to the Specified Amount of the Contract, (iii) the Benefit Base by the amount of the lien, and (iv) the surrender charges in proportion to the reduction in Specified Amount. Thus, payments under the ADP rider will reduce the amount available on death, maturity, or surrender of the Contract. After the lien is exercised, there will be no further lien against the Contract.

You may cancel this rider at any time. The cancellation will be effective on the Monthly Anniversary Day or on the next following Monthly Anniversary Day we receive your Written Request. Accelerated death benefit payments under the ADP rider may adversely affect your eligibility for public assistance programs such as medical assistance (Medicaid) or other government benefits.

Adding the ADP rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.

Under some circumstances, the benefits you receive under the ADP rider may be excludible in whole or in part from your income for Federal tax purposes. In some cases, in order to exclude benefits under the ADP rider from income, it may be necessary to obtain a certification by a physician that the Insured has an illness or physical condition which can reasonably be expected to result in death within 24 months or less after the date of certification, or by a licensed health care practitioner that the Insured is chronically ill. The rules governing the requirements for exclusion and the extent of the exclusion are quite complex and you should consult a tax adviser before requesting benefits under the ADP rider to determine whether and to what extent they may be excludible from income.

You should consult a tax adviser before adding the ADP rider to your Contract or electing to receive benefits under the ADP rider, and to determine what, if any, portion of benefits received under the ADP rider may be excludible from income for tax purposes.

Your rider contains more information about the ADP. Please read it carefully.

The contract does not pay or reimburse expenses incurred for services or items that are reimbursable under title XVIII of the Social Security Act or would be so reimbursable but for the application of a deductible or coinsurance amount.

You may elect either the ADP rider or the Accelerated Death Benefit/Living Benefits rider but not both riders. If you elect the ADP rider, you may elect the Accelerated Death Benefit/Terminal Illness rider.

Example:

Insured John Doe has a Specified Amount of $250,000 with a Benefit Base amount of $200,000. The current Contract Value is $90,000 and the current outstanding Loan Balance is $10,000.

The Insured has submitted a claim based on the chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL). The request is for $2,000 a month for 100-month payment period. A Lien Amount of $200,000 is placed on the Contract.

After the lien is applied as stated in the Contract, the Benefit Base is $0, the Specified Amount is $50,000, the Contract Value is $18,000, and the Loan Balance is $2,000.

Specified Amount	$250,000
Benefit Base	$200,000
Payment Amount	$2,000
Claim Type	Monthly
Payment period	100 months
Lien Amount	$200,000 ($2,000 Payment Amount x 100 months)
Unadjusted Contract Value	$90,000
Unadjusted Loan Balance	$10,000
Adjusted Benefit Base	$0
Adjusted Specified Amount	$50,000 ($250,000 - $200,000 Benefit Base)
Adjusted Contract Value	$18,000 ($90,000 – [$200,000 x])
Adjusted Loan Balance	$2,000 ($10,000 – [$2,000 x x 100 months] )

Accelerated Death Benefit/ Terminal Illness Rider (TIR)

Issue Ages: No restrictions

This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed, as having a terminal illness by a physician after the effective date and while this rider is in force. A terminal illness is defined as any non-correctable medical condition, which, in the physician’s best medical judgment, will result in the Insured’s death within twelve months from the date of the physician’s certification. Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences. You should consult a tax adviser before adding the rider to your Contract or electing to receive benefits under the rider.

The accelerated death benefit is the amount you request when you submit a claim under this rider. The maximum benefit is 50% of the Specified Amount of your Contract at the time you submit your request. We reserve the right to require the following:

(1) that the minimum benefit amount be 10% of the Specified Amount in your Contract;

(2) that the accelerated death benefit not exceed $250,000; and

(3) that the remaining Specified Amount (after adjustments) in your Contract be at least $10,000.

The amount we pay under this benefit is equal to the accelerated death benefit less:

•	a $200 processing fee (we may waive this fee);
•	an interest charge; and
•	any loan repayment amount.

The interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

The loan repayment amount equals the outstanding loan at the time the claim is paid times the accelerated death benefit percentage. The accelerated death benefit percentage varies with your Death Benefit Coverage Option.

For Contracts with Death Benefit Coverage Option A, the accelerated death benefit percentage is equal to B divided by C. For Contracts with Death Benefit Coverage Option B, the accelerated death benefit percentage is equal to B divided by the sum of C and D. For purposes of calculating the accelerated death benefit percentage:

"B" is the accelerated death benefit;

"C" is your Contract’s Specified Amount at the time we pay the accelerated death benefit; and

"D" is your Contract Value at the time we pay the accelerated death benefit.

You may only elect the accelerated death benefit one time. Irrevocable beneficiaries must consent in writing to the payment of accelerated death benefit. We reserve the right to require that any assignee or credit beneficiary consent in writing to payment of the accelerated death benefit.

If we pay the accelerated death benefit, your Contract’s Specified Amount, Contract Value and surrender charges, if any, will be reduced by the amount of the accelerated death benefit percentage.

You may claim the accelerated death benefit by forwarding to us a completed claim form, executed by you, and a physician’s certification satisfactory to us. We may request additional medical information, and may require that the Insured be examined by a physician of our choice and at our expense.

The Accelerated Death Benefit/Terminal Illness rider will terminate on the earliest of:

(1) the date your Contract terminates;

(2) the date we pay an accelerated death benefit;

(3) the date you cancel this rider; or

(4) the date your Contract matures.

Example:

Insured John Doe has an Option A Contract with a Specified Amount of $100,000 and an Outstanding Loan balance of $1,000 for a Death Benefit amount of $99,000. The Insured has submitted a Claim for an Accelerated Death Benefit of $50,000. The Accelerated Death Benefit is $46,669.81 after the deduction of a $2,830.19 Interest Charge and a $500.00 Loan Repayment amount.

After the Accelerated Death Benefit is paid, the Specified Amount is $50,000, the Contract Value is $1,000, the Loan Balance is $500, the remaining Surrender Charge is $375, and the remaining Death Benefit is $49,500.

Specified Amount	$100,000
Outstanding Contract Loan	$1,000
Contract Value	$2,000
Surrender Charge	$750
Death Benefit	$99,000 ($100,000 - $1,000)
Accelerated Death Benefit	$50,000
Accelerated Death Benefit Percentage	50% ( )
Interest Charge	$2,830.19 ($50,000 x )
Processing Fee	NA
Loan Repayment Amount	$500
Accelerated Death Benefit Payment	$46,669.81 ($50,000 – $2,830.19 – $500)
Adjusted Specified Amount	$50,000 (50% x $100,000)
Adjusted Contract Value	$1,000 (50% x $2,000)
Adjusted Surrender Charge	$375 (50% x $750)
Adjusted Death Benefit	$49,500 (50% x $50,000)

* * * * *

This supplement should be retained with your prospectus for future reference. If you have any questions or would like to request a current prospectus, please contact Kansas City Life’s Home Office at (800) 616-3670.